UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2015 (September 30, 2015)

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza, Suite 1530 Clayton, MO (Address of principal executive offices)	63105 (Zip Code)

(314) 480-1400 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                           Entry into a Material Definitive Agreement.

As previously disclosed, on March 27, 2015, Olin Corporation (“Olin”) and The Dow Chemical Company (“TDCC”) announced that they and certain affiliates had entered into an Agreement and Plan of Merger (the “Merger Agreement”) dated March 26, 2015 among Olin, TDCC, Blue Cube Acquisition Corp. (“Merger Sub”) and Blue Cube Spinco Inc. (“Splitco”), pursuant to which, subject to the terms and conditions of the Merger Agreement and a Separation Agreement dated March 26, 2015 between TDCC and Splitco (the “Separation Agreement”),  (1) TDCC will transfer its U.S. Gulf Coast Chlor-Alkali and Vinyl, Global Chlorinated Organics and Global Epoxy businesses (collectively, the “DCP Business”) to Splitco, (2) TDCC will distribute Splitco’s stock to TDCC’s shareholders by way of a split-off or a combination of a split-off and a spin-off, and (3) Merger Sub will merge with and into Splitco, with Splitco as the surviving corporation (the “Merger”).

As previously disclosed, on September 2, 2015, TDCC commenced an exchange offer in connection with the transactions contemplated by the Merger Agreement, pursuant to which TDCC offered to TDCC shareholders the right to exchange all or a portion of their shares of common stock, par value $2.50 per share, of TDCC (“TDCC common stock”), for shares of common stock, par value $0.001 per share, of Splitco (“Splitco common stock”).

The exchange offer was designed to permit TDCC shareholders to exchange their shares of TDCC common stock for Splitco common stock at a discount of 10 percent to the per-share value of Olin common stock, based on the volume weighted average prices of Dow stock and Olin stock on the three days before the closing date, subject to an upper limit of an aggregate of 2.9318 shares of Splitco common stock for each share of TDCC common stock accepted in the exchange offer. As the upper limit of 2.9318 shares of Splitco common stock per share of TDCC common stock was reached as of October 1, 2015 (the “Initial Expiration Date”), the exchange offer was subject to a mandatory extension of two trading days following the Initial Expiration Date. The exchange offer and withdrawal rights therefore expired at 8.00 a.m., New York City time, on October 5, 2015.

Immediately after the expiration and consummation of the exchange offer and the distribution by TDCC of shares of Splitco common stock to holders of shares of TDCC common stock (the “Distribution”) on October 5, 2015 (the “Closing Date”), Merger Sub merged with and into Splitco, whereby the separate corporate existence of Merger Sub ceased and Splitco continued as the surviving company and became a wholly-owned subsidiary of Olin. In the Merger, each issued and outstanding Splitco common share was converted into the right to receive 0.87482759 shares of common stock, par value $1 per share, of Olin (“Olin common stock”).

Olin’s Registration Statement on Form S-4, as amended (Registration No. 333-203990), which was declared effective by the U.S. Securities and Exchange Commission on September 2, 2015, sets forth certain additional information regarding the DCP Business and the Merger and related transactions.

Guarantee of Splitco’s $875 million Senior Unsecured Credit Facility

As previously disclosed, on June 29, 2015, Splitco entered into a new Credit Agreement on June 23, 2015 (the “Initial Splitco Credit Agreement”) with Wells Fargo Bank, National Association, as administrative agent, and a syndicate of lenders. Pursuant to the requirements of the Initial Splitco Credit Agreement, no later than the business day immediately after the Closing Date, the public company parent of Splitco is required to guarantee the obligations of Splitco under the Initial Splitco Credit Agreement by executing a Guaranty Agreement. On the Closing Date, Olin executed a Guaranty Agreement and guaranteed the obligations of Splitco under the Initial Splitco Credit Agreement.

Guarantee of Olin’s $1,850 million Senior Unsecured Credit Facilities

As previously disclosed, on June 29, 2015, Olin entered into a new Credit Agreement on June 23, 2015 (the “Initial Olin Credit Agreement”) with Wells Fargo Bank, National Association, as administrative agent, and a syndicate of lenders. Pursuant to the requirements of the Initial Olin Credit Agreement, substantially simultaneously with the Closing Date, Splitco is required to join the Initial Olin Credit Agreement as a guarantor and a revolving borrower by executing a Borrowing Subsidiary Agreement. On the Closing Date, Splitco executed a Borrowing Subsidiary Agreement and became a revolving borrower and a guarantor under the Initial Olin Credit Agreement.

Guarantee of Olin’s $600 million Senior Unsecured Credit Facility

As previously disclosed, on August 25, 2015, Olin entered into a new Credit Agreement on August 25, 2015 (the “Sumitomo Credit Agreement”) with Sumitomo Mitsui Banking Corporation, as administrative agent and as a lender. Pursuant to the requirements of the Sumitomo Credit Agreement, substantially simultaneously with the Closing Date, Splitco is required to guarantee the obligations of Olin under the Sumitomo Credit Agreement by executing a Guaranty Joinder. On the Closing Date, Splitco executed a Guaranty Joinder and became a guarantor under the Sumitomo Credit Agreement.

Amendment to $875 million and $1,850 million Senior Unsecured Credit Facilities

            On the Closing Date, following the closing of the Merger, Olin, Olin Canada and Splitco entered into an Amendment Agreement dated as of June 23, 2015 but effective as of the Closing Date (the “Amendment”) with respect to the Initial Olin Credit Agreement and the Initial Splitco Credit Agreement (collectively, the “Initial Credit Agreements”) with the lenders thereunder and Wells Fargo Bank, National Association, as administrative agent. The Amendment amends, restates and combines the Initial Credit Agreements under a single Amended and Restated Credit Agreement (the “Amended and Restated Credit Agreement”). Pursuant to the terms of the Amendment, (i) the initial term loans made to Olin pursuant to the Initial Olin Credit Agreement in the amount of $475 million were converted into obligations of Splitco and guaranteed by Olin, (ii) Splitco was added as an additional borrower under the revolving credit facility under the Initial Olin Credit Agreement and (iii) certain technical amendments were effected in connection therewith. Accordingly, the Amended and Restated Credit Agreement provides for the following facilities: (i) a revolving credit facility under which Olin, Olin Canada and Splitco may obtain loans and letters of credit in an aggregate amount of up to $500 million (the “Revolving Credit Facility”) and (ii) a term credit facility (the “Term Loan Facility”) under which Splitco has incurred term loans in an aggregate of $1,350 million.

The obligations under the Term Loan Facility are obligations of Splitco and are guaranteed by Olin. Advances made under the Revolving Credit Facility are obligations of Olin, Olin Canada and/or Splitco, and are guaranteed (i) with respect to Olin, by Splitco, (ii) with respect to Olin Canada, by Olin and Splitco and (iii) with respect to Splitco, by Olin. The obligations under the Amended and Restated Credit Agreement are unsecured.

Borrowings under the Amended and Restated Credit Agreement will bear interest at a per annum rate equal to a “base rate” or “Eurodollar rate” plus an interest rate spread determined by reference to a pricing grid based on Olin’s total leverage ratio.

The proceeds of the Revolving Credit Facility will be used for general corporate purposes.

Revolving borrowings and issuances of letters of credit under the Amended and Restated Credit Agreement are subject to the satisfaction of customary conditions, including the accuracy of representations and warranties and the absence of defaults.

The Amended and Restated Credit Agreement contains customary representations, warranties and affirmative and negative covenants which are substantially similar to those included in the Initial Credit Agreements. Olin will be required to maintain a total leverage ratio of no more than 4.50 to 1.00 as of the end of each of the first six full fiscal quarters ending after the Closing Date, no more than 4.25 to 1.00 as of the end of each of the next two fiscal quarters ending after the Closing Date, no more than 4.00 to 1.00 as of the end of each of the next two fiscal quarters ending after the Closing Date and no more than 3.75 to 1.00 as of the end of each fiscal quarter thereafter. Olin will be required to maintain an interest coverage ratio of not less than 3.50 to 1.00 as of the end of each full fiscal quarter ending after the Closing Date. The obligations of Olin, Olin Canada and Splitco under the Amended and Restated Credit Agreement may be accelerated upon customary events of default, including non-payment of principal or interest, breaches of covenants, cross-defaults to other material debt and specified bankruptcy events.

Guarantees of Splitco Notes

As previously disclosed, in connection with the Merger, on September 15, 2015, Splitco and certain unaffiliated selling securityholders commenced a private debt offering (the “Private Placement”) of senior notes pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The unaffiliated selling securityholders sold $720 million aggregate principal amount of Splitco’s 9.75% senior notes due 2023 (the “2023 Notes”) and $500 million aggregate principal amount of Splitco’s 10.00% senior notes due 2025 (the “2025 Notes” and together with the 2023 Notes, the “Notes”). The 2023 Notes will mature on October 15, 2023 and the 2025 Notes will mature on October 15, 2025. Interest on the Notes will accrue from October 1, 2015, and the first interest payment date on the Notes will be April 15, 2016.

The unaffiliated selling securityholders received the Notes from TDCC prior to the closing of the Private Placement in exchange for certain outstanding TDCC debt held or acquired by the unaffiliated selling securityholders. Neither Olin nor Splitco received any proceeds from the sale of the Notes by the unaffiliated selling securityholders.

On October 5, 2015, certain initial purchasers purchased the Notes from the unaffiliated selling securityholders. The Notes were sold to qualified institutional buyers in accordance with Rule 144A and to persons outside of the United States pursuant to Regulation S under the Securities Act. The Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

On October 5, 2015, the 2023 Notes were issued to TDCC pursuant to an Indenture (the “2023 Base Indenture”) between Splitco and U.S. Bank National Association, as trustee (the “Trustee”), and the 2025 Notes were issued to TDCC pursuant to an Indenture (the “2025 Base Indenture”) between Splitco and the Trustee. Immediately following the consummation of the Merger, (i) Olin became a party to the 2023 Base Indenture pursuant to a Supplemental Indenture (the “2023 Supplemental Indenture” ) among Olin, Splitco and the Trustee, whereby it provided, among other things, a full and unconditional guarantee of the 2023 Notes and (ii) Olin became a party to the 2025 Base Indenture pursuant to a Supplemental Indenture (the “2025 Supplemental Indenture”) among Olin, Splitco and the Trustee, whereby it provided, among other things, a full and unconditional guarantee of the 2025 Notes.

In connection with the issuance of the Notes, Splitco and Olin entered into a Registration Rights Agreement on October 5, 2015 relating to the Notes pursuant to which Splitco and Olin agreed to (i) file a registration statement on an appropriate registration form with respect to a registered offer to exchange the Notes of each series for new notes of such series, with terms (including the guarantees by Olin) substantially identical in all material respects to the Notes of such series (except that the exchange notes will not contain terms with respect to transfer restrictions or any increase in annual interest rate) and (ii) use their reasonable best efforts to cause the registration statement to be declared effective under the Securities Act.

The foregoing is only a summary of the Notes and the other documents referred to above and is qualified in its entirety by reference to the 2023 Base Indenture, the 2025 Base Indenture, the 2023 Supplemental Indenture, the 2025 Supplemental Indenture, the form of 2023 Notes, the form of 2025 Notes and the Registration Rights Agreement filed as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6 and 4.7, respectively, hereto and incorporated by reference herein.

Item 2.01.                          Completion of Acquisition or Disposition of Assets.

On the Closing Date, the Merger was consummated pursuant to the Merger Agreement and the Separation Agreement. Pursuant to the Merger Agreement, each issued and outstanding share of Splitco common stock was converted into the right to receive 0.87482759 shares of Olin common stock. Olin issued 87,482,759 shares of Olin common stock to the former holders of Splitco common stock. On the Closing Date, Splitco, which directly and through its subsidiaries holds the DCP Business, became a wholly-owned subsidiary of Olin.

Immediately after consummation of the Merger, approximately 52.7% of the outstanding shares of Olin common stock was held by pre-Merger holders of Splitco common stock and approximately 47.3% of the outstanding shares of Olin common stock was held by pre-Merger Olin shareholders. In connection with the Merger and the related transactions, Olin, TDCC and Splitco entered certain additional agreements relating to, among other things, site, transitional and other services agreements, supply and purchase agreements, real estate agreements, technology licenses and intellectual property agreements.

The information contained in Items 1.01 and 5.02 of this Current Report is incorporated herein by reference. In addition, the foregoing description of the Merger is qualified in its entirety by reference to the Merger Agreement and the Separation Agreement, copies of which are filed as Exhibits 2.1 and 10.1 hereto, respectively, all of which are incorporated herein by reference.

Item 2.03.                          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangements or Registrant.

Borrowing under the Initial Credit Agreements

On the Closing Date, Splitco borrowed $875 million in the form of a term loan under the Initial Splitco Credit Agreement. The proceeds of the term loan were used to make a payment to TDCC on the Closing Date pursuant to the Separation Agreement.

Also on the Closing Date, Olin borrowed $475 million in the form of a term loan under the Initial Olin Credit Agreement. The proceeds of the term loan were used to (i) refinance indebtedness outstanding under Olin’s existing $415 million senior credit facilities under the Credit Agreement dated June 24, 2014, (ii) pay fees and expenses in connection with the Merger, the Merger Agreement, the Separation Agreement and related financing transactions and (iii) make other payments in connection with the Merger and related transactions. Any proceeds not so used may be used on or after the Closing Date for general corporate purposes.

Following the borrowings described above, the obligations of Olin and Splitco under the foregoing were combined into a single obligation of Splitco of $1,350 million under the Amended and Restated Credit Agreement. The information contained under the caption “Amendment to $875 million and $1,850 million Senior Unsecured Credit Facilities” in Item 1.01 of this Current Report is incorporated herein by reference into this Item 2.03.

Borrowing under the Sumitomo Credit Agreement

            Also on the Closing Date, Olin borrowed $600 million in the form of a term loan under the Sumitomo Credit Agreement. The proceeds of the term loan were used to (i) consummate the refinancing of the credit agreement governing the existing indebtedness of Dow-Mitsui Chlor-Alkali LLC which was formerly a joint venture between TDCC and Mitsui & Co. Texas Chlor-Alkali, Inc. and which became an indirect subsidiary of Olin upon consummation of the Merger, (ii) pay fees and expenses in connection with the Merger, the Merger Agreement, the Separation Agreement and related financing transactions and (iii) make other payments in connection with the Merger and related transactions.  Any proceeds not so used may be used on or after the Closing Date for general corporate purposes.

A summary of the material terms and conditions of the Sumitomo Credit Agreement is set forth under Item 1.01 in Olin’s Form 8-K filed with the SEC on August 25, 2015, and is incorporated herein by reference.

Item 5.02.                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain  Officers.

Appointment of New Directors

With effect from the Closing Date, Olin increased the size of its Board of Directors from nine to eleven directors and elected two new members to the Board of Directors.

William H. Weideman and Carol A. Williams were elected to the Board of Directors of Olin with effect from the Closing Date. Mr. Weideman and Ms. Williams were selected by TDCC for election to the Board of Directors of Olin upon consummation of the Merger. Pursuant to the Merger Agreement, Olin also agreed to take all such action as may be necessary to include each of these individuals as nominees for the Board of Director’s at Olin’s 2016 annual meeting of shareholders.

Each of Mr. Weideman and Ms. Williams will be compensated for board services in the same manner as other members of the Board of Directors of Olin as described in Olin’s annual proxy statement filed March 4, 2015.

The information contained in Items 1.01 and 2.01 of this Current Report is incorporated herein by reference.

Item 5.03                          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Increase in Authorized Shares

With effect from October 1, 2015, Olin amended its Amended and Restated Articles of Incorporation (the “Charter Amendment”) to increase the number of authorized shares of Olin common stock from 120,000,000 to 240,000,000 shares. A copy of the Charter Amendment, as filed with the State Corporation Commission of the Commonwealth of Virginia, is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Amendment to Bylaws

On September 30, 2015, the Board of Directors of Olin approved an amendment to Article II, Section 1 of Olin’s Bylaws, such that with effect from the Closing Date, the size of the Board of Directors was expanded from nine to eleven directors.

A copy of the amended Bylaws, which became effective on the Closing Date, are filed as Exhibit 3.2 hereto and are incorporated herein by reference.

Item 8.01                          Other Events.

Press Releases

On October 5, 2015, Olin issued a press release announcing the consummation of the Merger and the election of two new members to the Board of Directors. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference into this Item 8.01.

On October 5, 2015, Olin also issued a press release announcing the election by Olin’s Board of Directors of four new officers. A copy of the press release is filed as Exhibit 99.2 hereto and is incorporated by reference into this Item 8.01.

Unqualified legal opinion

A copy of the unqualified legal opinion relating to the securities issued pursuant to Olin’s Registration Statement on Form S-4, as amended (Registration No. 333-203990), which was declared effective by the U.S. Securities and Exchange Commission on September 2, 2015, is filed as Exhibit 5.1 hereto.

Item 9.01                          Financial Statements and Exhibits.

(a)	Financial Statements of the DCP Business

The audited combined balance sheets of the DCP Business as of December 31, 2014 and 2013 and the audited combined statements of income (loss) and combined statements of cash flows of the DCP Business for the years ended December 31, 2014, 2013 and 2012, and the notes related thereto, were included in Olin’s Registration Statement on Form S-4, as amended (Registration No. 333-203990), which was declared effective by the SEC on September 2, 2015, and are incorporated herein by reference.

The unaudited combined balance sheets of the DCP Business as of June 30, 2015 and 2014 and the unaudited combined statements of loss and combined statements of cash flows of the DCP Business for the six months ended June 30, 2015 and 2014, and the notes related thereto, were included in Olin’s Registration Statement on Form S-4, as amended (Registration No. 333-203990), which was declared effective by the SEC on September 2, 2015, and are incorporated herein by reference.

The audited balance sheet of Splitco as of March 13, 2015, and the notes related thereto, were included in Olin’s Registration Statement on Form S-4, as amended (Registration 333-203990), which was declared effective by the SEC on September 2, 2015, and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet of Olin as of June 30, 2015 and the unaudited pro forma condensed combined statements of operations of Olin for the six months ended June 30, 2015 and the year ended December 31, 2014, and the accompanying notes thereto, are filed as Exhibit 99.3 hereto and are incorporated by herein by reference.

(d)	Exhibits

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of March 26, 2015, among The Dow Chemical Company, Blue Cube Spinco Inc., Olin Corporation and Blue Cube Acquisition Corp. (filed as Exhibit 2.1 to Olin’s Form 8-K filed with the SEC on March 27, 2015 and incorporated herein by reference)

3.1	Charter Amendment, as filed with the State Corporation Commission of the Commonwealth of Virginia
3.2	Bylaws amended as of October 5, 2015
4.1	Indenture, dated as of October 5, 2015, between Blue Cube Spinco Inc., as issuer, and U.S. Bank National Association, as trustee, governing the 9.75% Senior Notes due 2023
4.2	Indenture, dated as of October 5, 2015, between Blue Cube Spinco Inc., as issuer, and U.S. Bank National Association, as trustee, governing the 10.00% Senior Notes due 2025
4.3
First Supplemental Indenture, dated as of October 5, 2015, between Blue Cube Spinco Inc., as issuer, Olin Corporation, as guarantor, and U.S. Bank National Association, as trustee, governing the 9.75% Senior Notes due 2023

4.4
First Supplemental Indenture, dated as of October 5, 2015, between Blue Cube Spinco Inc., as issuer, Olin Corporation, as guarantor, and U.S. Bank National Association, as trustee, governing the 10.00% Senior Notes due 2025

4.5	Form of 9.75% Senior Notes due 2023 (included in Exhibit 4.1 filed herewith)
4.6	Form of 10.00% Senior Notes due 2025 (included in Exhibit 4.2 filed herewith)
4.7
Registration Rights Agreement, dated as of October 5, 2015, relating to the 9.75% Senior Notes due 2023 and the 10.00% Senior Notes due 2025 by and among Blue Cube Spinco Inc., Olin Corporation, and J.P. Morgan Securities LLC and Wells Fargo Securities, LLC for themselves and as representatives of the other initial purchasers

5.1	Opinion of Hunton & Williams LLP as to the shares of common stock issued by Olin Corporation
10.1
Separation Agreement, dated as of March 26, 2015, between The Dow Chemical Company and Blue Cube Spinco Inc. (filed as Exhibit 10.1 to Olin’s Form 8-K filed with the SEC on March 27, 2015 and incorporated herein by reference)

10.2	Guaranty Agreement, dated as of October 5, 2015, among Blue Cube Spinco Inc., Olin Corporation and Wells Fargo Bank, National Association, as administrative agent
10.3	Borrowing Subsidiary Agreement, dated as of October 5, 2015, among Olin Corporation, Blue Cube Spinco Inc. and Wells Fargo Bank, National Association, as administrative agent
10.4	Guaranty Joinder, dated as of October 5, 2015, among Olin Corporation, Blue Cube Spinco Inc. and Sumitomo Mitsui Banking Corporation, as administrative agent
10.5
Amendment Agreement, dated as of June 23, 2015, among Olin Corporation, Olin Canada ULC, Blue Cube Spinco Inc., the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent

99.1	Press release, dated October 5, 2015
99.2	Press release, dated October 5, 2015
99.3
Unaudited pro forma condensed combined balance sheet of Olin as of June 30, 2015 and the unaudited pro forma condensed combined statements of operations of Olin for the six months ended June 30, 2015 and the year ended December 31, 2014

Forward-Looking Statements

This communication includes forward-looking statements.  These statements relate to analyses and other information that are based on management’s beliefs, certain assumptions made by management, forecasts of future results, and current expectations, estimates and projections about the markets and economy in which Olin Corporation (“Olin”) and The Dow Chemical Company’s (“TDCC”) chlorine products business operate.  These statements may include statements regarding the combination of TDCC’s chlorine products business with Olin, the benefits and synergies of this transaction, future opportunities for the combined company and products and any other statements regarding Olin’s and TDCC’s  chlorine products businesses’ future operations, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies and competition.

The statements contained in this communication that are not statements of historical fact may include forward-looking statements that involve a number of risks and uncertainties. We have used the words “anticipate,” “intend,” “may,” “expect,” “believe,” “plan,” “estimate,” “will,” and variations of such words and similar expressions in this communication to identify such forward-looking statements.  These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict and many of which are beyond our control.  Therefore, actual outcomes and results may differ materially from those matters expressed or implied in such forward-looking statements.  Factors that could cause or contribute to such differences include, but are not limited to: the parties’ ability to meet expectations regarding the accounting and tax treatments of the transaction; the possibility that Olin may be unable to achieve expected synergies and operating efficiencies in connection with the transaction within the expected time-frames or at all; the integration of the TDCC’s chlorine products business being more difficult, time-consuming or costly than expected; the effect of any changes resulting from the transaction in customer, supplier and other business relationships; general market perception of the transaction; exposure to lawsuits and contingencies associated with TDCC’s  chlorine products business; the ability to attract and retain key personnel; prevailing market conditions; changes in economic and financial conditions of Olin and TDCC’s chlorine products business; uncertainties and matters beyond the control of management; and the other risks detailed in Olin’s Form 10-K for the fiscal year ended December 31, 2014 and Olin’s Form 10-Q for the fiscal quarter ended June 30, 2015.  These risks, as well as other risks associated with Olin, TDCC’s chlorine products business and the transaction are also more fully discussed in the prospectus included in the Registration Statement Form S-4, as amended (Registration No. 333-203990), filed with the Securities and Exchange Commission (the “SEC”) by Olin, and declared effective by the SEC, on September 2, 2015.  The forward-looking statements should be considered in light of these factors.  In addition, other risks and uncertainties not presently known to Olin or that Olin considers immaterial could affect the accuracy of our forward-looking statements.  The reader is cautioned not to rely unduly on these forward-looking statements. Olin undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION

	By:	/s/ George H. Pain
		Name:	George H. Pain
		Title:	Senior Vice President, General Counsel and Secretary

Date: October 5, 2015

EXHIBIT INDEX

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of March 26, 2015, among The Dow Chemical Company, Blue Cube Spinco Inc., Olin Corporation and Blue Cube Acquisition Corp. (filed as Exhibit 2.1 to Olin’s Form 8-K filed with the SEC on March 27, 2015 and incorporated herein by reference)

3.1	Charter Amendment, as filed with the State Corporation Commission of the Commonwealth of Virginia
3.2	Bylaws amended as of October 5, 2015
4.1	Indenture, dated as of October 5, 2015, between Blue Cube Spinco Inc., as issuer, and U.S. Bank National Association, as trustee, governing the 9.75% Senior Notes due 2023
4.2	Indenture, dated as of October 5, 2015, between Blue Cube Spinco Inc., as issuer, and U.S. Bank National Association, as trustee, governing the 10.00 % Senior Notes due 2025
4.3
First Supplemental Indenture, dated as of October 5, 2015, between Blue Cube Spinco Inc., as issuer, Olin Corporation, as guarantor, and U.S. Bank National Association, as trustee, governing the 9.75% Senior Notes due 2023

4.4
First Supplemental Indenture, dated as of October 5, 2015, between Blue Cube Spinco Inc., as issuer, Olin Corporation, as guarantor, and U.S. Bank National Association, as trustee, governing the 10.00% Senior Notes due 2025

4.5	Form of 9.75% Senior Notes due 2023 (included in Exhibit 4.1 filed herewith)
4.6	Form of 10.00% Senior Notes due 2025 (included in Exhibit 4.2 filed herewith)
4.7
Registration Rights Agreement, dated as of October 5, 2015, relating to the 9.75% Senior Notes due 2023 and the 10.00% Senior Notes due 2025 by and among Blue Cube Spinco Inc., Olin Corporation, and J.P. Morgan Securities LLC and Wells Fargo Securities, LLC for themselves and as representatives of the other initial purchasers

5.1	Opinion of Hunton & Williams LLP as to the shares of common stock issued by Olin Corporation
10.1
Separation Agreement, dated as of March 26, 2015, between The Dow Chemical Company and Blue Cube Spinco Inc. (filed as Exhibit 10.1 to Olin’s Form 8-K filed with the SEC on March 27, 2015 and incorporated herein by reference)

10.2	Guaranty Agreement, dated as of October 5, 2015, among Blue Cube Spinco Inc., Olin Corporation and Wells Fargo Bank, National Association, as administrative agent
10.3	Borrowing Subsidiary Agreement, dated as of October 5, 2015, among Olin Corporation, Blue Cube Spinco Inc. and Wells Fargo Bank, National Association, as administrative agent
10.4	Guaranty Joinder, dated as of October 5, 2015, among Olin Corporation, Blue Cube Spinco Inc. and Sumitomo Mitsui Banking Corporation, as administrative agent
10.5
Amendment Agreement, dated as of June 23, 2015, among Olin Corporation, Olin Canada ULC, Blue Cube Spinco Inc., the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent

99.1	Press release, dated October 5, 2015
99.2	Press release, dated October 5, 2015
99.3
Unaudited pro forma condensed combined balance sheet of Olin as of June 30, 2015 and the unaudited pro forma condensed combined statements of operations of Olin for the six months ended June 30, 2015 and the year ended December 31, 2014